PUTNAM TAX-FREE INSURED FUND

              Prospectus Supplement dated February 5, 1996
                  to Prospectus dated December 1, 1995

  The following officers of Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), have had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                  Business experience
                      Year       (at least 5 years)
                     ----  -------------------------

Richard P. Wyke     1988   Employed as an investment professional
Senior Vice                by Putnam Management since 1987.
 President

James M. Prusko     1996   Employed as an investment professional
Assistant Vice             by Putnam Management since 1992. Prior
   President               to 1992, Mr. Prusko was a Sales and
                           Trading Associate at Salomon Brothers.




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